Summary Prospectus    February 28, 2010

JPMorgan Tax Aware U.S. Equity Fund

Class/Ticker:        A/JTEAX        B/JTEBX        C/JTECX        Select/JPTAX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2010, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund’s goal is to provide high after tax total return from a portfolio of selected equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 23 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” on page 96 of Part II of the Statement of Additional Information.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases % of the Offering Price	5.25	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class C		Select Class
Management Fees	0.45%		0.45%		0.45%		0.45%
Distribution (Rule 12b-1) Fees	0.25		0.75		0.75		NONE
Other Expenses	0.44		0.44		0.43		0.43
Shareholder Service Fees	0.	25	0.	25	0.	25	0.	25
Remainder of Other Expenses	0.	19	0.	19	0.	18	0.	18
Acquired Fund Fees and Expenses	0.01		0.01		0.01		0.01
Total Annual Fund Operating Expenses[1]	1.15		1.65		1.64		0.89
Fee Waivers and Expense Reimbursements[1]	(0.09)		(0.09)		(0.08)		(0.08)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.06		1.56		1.56		0.81

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05%, 1.55%, 1.55% and 0.80% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively. This contract continues through 2/28/11, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	627	863	1,117	1,842
CLASS B SHARES ($)	659	812	1,088	1,814
CLASS C SHARES ($)	259	509	884	1,937
SELECT CLASS SHARES ($)	83	276	485	1,089

IF YOU DO NOT SELL YOUR SHARES, YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	627	863	1,117	1,842
CLASS B SHARES ($)	159	512	888	1,814
CLASS C SHARES ($)	159	509	884	1,937
SELECT CLASS SHARES ($)	83	276	485	1,089

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover was 76% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Fund primarily invests in common stocks of large- and medium-capitalization U.S. companies, but it may also invest up to 20% of its assets in common stocks of foreign companies, including depositary receipts.

Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures contracts, options and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments and for risk management.

Equity securities in which the Fund invests are common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains by minimizing the net gains available for distribution. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and not qualified dividend income.

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Strategy Risk.  An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Tax Aware Investing Risk.  The Fund’s tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pretax income.

Managing the Fund to maximize after-tax returns may also potentially have a negative effect on the Fund’s performance. Because tax consequences are considered in managing the Fund, the Fund’s pre-tax performance may be lower than that of a similar fund that is not tax-managed.

Foreign Securities Risk.  Investments in foreign issuers are subject to additional risks, including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of foreign markets.

Convertible Securities Risk.   The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government related organizations such Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives Risk.  Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty.

Redemption Risk.  The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

  YEAR-BY-YEAR RETURNS

Best Quarter	2nd quarter, 2009	16.16%
Worst Quarter	4th quarter, 2008	–19.67%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	30.74%	0.58%	(0.94)%
Return After Taxes on Distributions	30.46	0.05	(1.30)
Return After Taxes on Distributions and Sale of Fund Shares	20.26	0.53	(0.82)

CLASS A SHARES
Return Before Taxes	23.73	(0.73)	(1.66)

CLASS B SHARES
Return Before Taxes	24.96	(0.55)	(1.57)

CLASS C SHARES
Return Before Taxes	28.85	(0.16)	(1.62)

S&P 500 INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	26.46	0.42	(0.95)

LIPPER LARGE-CAP CORE FUNDS INDEX
(Reflects No Deduction for Taxes)	28.15	0.61	(1.20)

After-tax returns are shown for only the Select Class Shares, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc. serves as investment adviser to the Fund. The primary portfolio manager for the Fund is:

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser

Susan Bao	2008	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund seeks to minimize shareholder’s tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gain available for distribution and by minimizing distributions that are taxed as ordinary income and not qualified dividend income. However, it is possible that a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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